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                                                            S&A DRAFT:  01/27/98



                         COPYRIGHT SECURITY AGREEMENT


          THIS COPYRIGHT SECURITY AGREEMENT ("Agreement") is made as of February __, 1998, by and between [______________], a ___________ corporation
("Grantor"), and The First National Bank of Chicago, as contractual representative (the "Agent") for its benefit and the benefit of the "Holders of Secured Obligations" (as such term is defined in the "Credit Agreement" defined below).

                               W I T N E S S E T H:

          WHEREAS, IFR Systems, Inc., a Delaware corporation (the "Borrower"), the Agent and certain financial institutions from time to time party thereto (the "Lenders") are parties to that certain Credit Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders may, from time to time, extend credit to Borrower; and

          WHEREAS, Grantor and the Agent are parties to that certain Security Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Security Agreement"), pursuant to which Grantor has granted a security interest in certain of its assets to the Agent for the benefit of the Agent and the Holders of Secured Obligations; and

          WHEREAS, the Lenders have required Grantor to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the "Secured Obligations" (as defined in the Credit Agreement) and (ii) as a condition precedent to any extension of credit to the Borrower under the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

          1.   DEFINED TERMS.

          (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, each capitalized term used herein that is defined in the Security Agreement shall have the meaning specified for such term in the Security Agreement.

          (b) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular

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provision of this Agreement, and section references are to this Agreement unless otherwise specified.

          (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and VICE VERSA, unless otherwise specified.

          2. INCORPORATION OF PREMISES. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

          3. INCORPORATION OF THE CREDIT AGREEMENT. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

          4. SECURITY INTEREST IN COPYRIGHTS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, Grantor hereby grants to the Agent, for the benefit of the Holders of Secured Obligations, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Grantor's now owned or existing and hereafter acquired or arising:

          (i) copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time, and any predecessor or successor statute thereto, and applications for registration of copyrights, and all works of authorship and other intellectual property rights therein, including, without limitation, copyrights for computer programs, source code and object code data bases and related materials and documentation and including, without limitation, the registered copyrights and copyright applications listed on SCHEDULE A attached hereto and made a part hereof, and (a) all renewals, revisions, derivative works, enhancements, modifications, updates, new releases or other revisions thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) the goodwill of Grantor's business symbolized by the foregoing and connected therewith, and (e) all of Grantor's rights corresponding thereto throughout the world (all of the foregoing copyrights and applications, together with the items described in CLAUSES (a)-(e), being sometimes hereinafter individually and/or collectively referred to as the "Copyrights"); and

          (ii) license agreements with any other party now or hereafter entered into in connection with any Copyrights or such other party's copyrights or copyright registrations or applications, whether the Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on SCHEDULE B attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the Agent's and the Holders of Secured Obligations' rights under the Credit Agreement, including, without limitation, the right to prepare for sale or distribution and sell, copy, as permitted, or distribute any and all Inventory now and hereafter owned by Grantor and now or hereafter covered by such license (all of the foregoing being hereinafter referred to collectively as the "Licenses"). Notwithstanding

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     the foregoing provisions of this SECTION 4, the Licenses shall not include any license agreement in effect as of the date hereof which by its terms prohibits the grant of the security contemplated by this Agreement; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this SECTION 4 shall be deemed to apply thereto automatically; and

          (iii) copyrightable materials now or hereafter owned by Grantor, all tangible property embodying the Copyrights or such copyrightable materials, and all tangible property covered by the Licenses.

          5. RESTRICTIONS ON FUTURE AGREEMENTS. Grantor will not, without the Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Grantor further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to the Agent under this Agreement or the rights associated with the Copyrights or Licenses.

          6. NEW COPYRIGHTS AND LICENSES. Grantor represents and warrants that, from and after the Closing Date, (a) the Copyrights listed on SCHEDULE A include all of the registered copyrights and applications for registration of copyrights in connection therewith now owned or held by Grantor, (b) the Licenses listed on SCHEDULE B include all of the copyright license agreements under which Grantor is the licensee or licensor and (c) no liens, claims or security interests in such Copyrights and Licenses have been granted by Grantor to any Person other than the Agent. If, prior to the termination of this Agreement, Grantor shall (i) obtain rights to any new copyrights, registered copyrights, or copyright applications, (ii) become entitled to the benefit of any copyrights, registered copyrights, copyright applications, copyright licenses or copyright license renewals, whether as licensee or licensor, or (iii) enter into any new copyright license agreement, the provisions of PARAGRAPH 4 above shall automatically apply thereto. Grantor shall give to the Agent written notice of events described in CLAUSES (i),
(ii) and (iii) of the preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Grantor hereby authorizes the Agent to modify this Agreement unilaterally (i) by amending SCHEDULE A to include any future copyrights, registered copyrights and copyright applications and by amending SCHEDULE B to include any future copyright license agreements which are Copyrights or Licenses under PARAGRAPH 4 above or under this PARAGRAPH 6, and (ii) by filing, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future copyrights, registered copyrights, copyright applications and copyright license agreements.

          7. ROYALTIES. Grantor hereby agrees that the use by the Agent of the Copyrights and Licenses as authorized hereunder in connection with the Agent's exercise of its rights and remedies under PARAGRAPH 15 or pursuant to
Section 17 of the Security Agreement shall be coextensive with Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Agent or the other Holders of Secured Obligations to Grantor.

          8.   RIGHT TO INSPECT; FURTHER ASSIGNMENTS AND SECURITY INTERESTS.
The Agent may at all reasonable times (and at any time when an Unmatured Default or Default exists) have

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access to, examine, audit, make copies (at Grantor's expense) and extracts from and inspect Grantor's premises and examine Grantor's books, records and operations relating to the Copyrights and Licenses; PROVIDED, that in conducting such inspections and examinations, the Agent shall use reasonable efforts not to disturb unnecessarily the conduct of Grantor's ordinary business operations. Grantor agrees not to sell or assign its respective interests in, or grant any license under, the Copyrights or the Licenses without the prior and express written consent of the Agent.

          9. NATURE AND CONTINUATION OF THE AGENT'S SECURITY INTEREST; TERMINATION OF THE AGENT'S SECURITY INTEREST. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Copyrights and Licenses and shall terminate only when the Secured Obligations have been paid in full in cash and the Credit Agreement and the Security Agreement have been terminated. When this Agreement has terminated, the Agent shall promptly execute and deliver to Grantor, at Grantor's expense, all termination statements and other instruments as may be necessary or proper to terminate the Agent's security interest in the Copyrights and the Licenses, subject to any disposition thereof which may have been made by the Agent pursuant to this Agreement or the Security Agreement.

          10. DUTIES OF GRANTOR. Grantor shall have the duty, to the extent desirable in the normal conduct of Grantor's business, to: (i) prosecute diligently any copyright application included in the Copyrights, (ii) make application for registration of such uncopyrighted but copyrightable material as Grantor deems appropriate, (iii) place notices of copyright on all property embodying the Copyrights and use its best efforts to have its licensees do the same and (iv) take all reasonable and necessary action to preserve and maintain all of Grantor's rights in the Copyrights and Licenses including, without limitation, making timely filings for renewals and extensions and diligently monitoring unauthorized use thereof. Any expenses incurred in connection with the foregoing shall be borne by Grantor. Neither the Agent nor any of the Holders of Secured Obligations shall have any duty with respect to the Copyrights and Licenses. Without limiting the generality of the foregoing, neither the Agent nor any of the Holders of Secured Obligations shall be under any obligation to take any steps necessary to preserve rights in the Copyrights or Licenses against any other parties, but the Agent may do so at its option from and after the occurrence of a Default, and all expenses incurred in connection therewith shall be for the sole account of Grantor and shall be added to the Secured Obligations secured hereby.

          11. THE AGENT'S RIGHT TO SUE. From and after the occurrence of a Default, the Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Copyrights and the Licenses and, if the Agent shall commence any such suit, Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement. Grantor shall, upon demand, promptly reimburse the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this PARAGRAPH 11 (including, without limitation, reasonable fees and expenses of attorneys and paralegals for the Agent).

          12. WAIVERS. The Agent's failure, at any time or times hereafter, to require strict performance by Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Grantor and the Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and

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representations of Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is in writing signed by an officer of the Agent and directed to Grantor specifying such suspension or waiver.

          13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          14. MODIFICATION. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in PARAGRAPH 6 hereof or by a writing signed by the parties hereto.

          15. CUMULATIVE REMEDIES; POWER OF ATTORNEY. Grantor hereby irrevocably designates, constitutes and appoints the Agent (and all Persons designated by the Agent in its sole and absolute discretion) as Grantor's true and lawful attorney-in-fact, and authorizes the Agent and any of the Agent's designees, in Grantor's or the Agent's name, to take any action and execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and after the occurrence of a Default and the giving by the Agent of notice to Grantor of the Agent's intention to enforce its rights and claims against Grantor, to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Agent in the use of the Copyrights, the Licenses or copyrightable materials, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights, the Licenses or copyrightable materials to anyone on commercially reasonable terms, (iii) grant or issue any exclusive or nonexclusive license under the Copyrights or, to the extent permitted, under the Licenses, to anyone on commercially reasonable terms, and (iv) take any other actions with respect to the Copyrights, the Licenses or any copyrightable materials as the Agent deems in its own or the Holders of Secured Obligations' best interest. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Secured Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent or the other Holders of Secured Obligations under the Security Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

          The Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Copyrights or the Licenses may be located or deemed located. Upon the occurrence of a Default and the election by the Agent to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Copyrights and Licenses, Grantor agrees to assign, convey and otherwise transfer title in and to the Copyrights and the Licenses to the Agent or any transferee of the Agent and to execute and deliver to the Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Agent's sole discretion, to effect such assignment, conveyance and transfer. All of the Agent's rights and remedies with

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respect to the Copyrights and the Licenses, whether established hereby, by the Security Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of a Default, the Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreement and any of the other Loan Documents. Grantor agrees that any notification of intended disposition of any of the Copyrights and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition; PROVIDED, HOWEVER, that the Agent may give any shorter notice that is commercially reasonable under the circumstances.

          16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of each of the Holders of Secured Obligations and its nominees, successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Grantor; PROVIDED, HOWEVER, that Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Agent's prior written consent.

          17. GOVERNING LAW. This Agreement shall be construed and enforced and the rights and duties of the parties shall be governed by in all respects in accordance with the internal laws and decisions of the State of Illinois.

          18. NOTICES. All notices or other communications hereunder shall be given in the manner and to the address of the Borrower, in the case of the Grantor, and to the address of the Agent, in each case, as set forth in the Credit Agreement.

          19. SECTION TITLES. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          20. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          21. MERGER. This Agreement represents the final agreement of the Grantor and the Agent with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Agent or any Holder of Secured Obligations.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


                                       [                               ]
                                        -------------------------------

                                       By:
                                           ------------------------------
                                           Name:
                                           Title:
ATTEST:


By:
   ---------------------------
   Title:


                                       Accepted and agreed to as of the day and year first above written.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Agent



                                       By:
                                          --------------------
                                          Name:
                                          Title:

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                                    Schedule A
                                        to
                           Copyright Security Agreement

                          Dated as of February ___, 1998


                              REGISTERED COPYRIGHTS

          None, except:

TITLE/DESCRIPTION                  REGISTRATION NO.
---------------------------------------------------



                             COPYRIGHT APPLICATIONS

          None, except:

TITLE/DESCRIPTION                  APPLICATION DATE
---------------------------------------------------


                                  OTHER COPYRIGHTS


          None, except:

TITLE/DESCRIPTION

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                                    Schedule B
                                        to
                           Copyright Security Agreement

                          Dated as of February ___, 1998


                                 LICENSE AGREEMENTS

          None, except:

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STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

          The foregoing Copyright Security Agreement was acknowledged before me this ___ day of February, 1998, by _____________________, a ____________ of
[________________________], a ___________________ corporation, on behalf of such corporation.





                                               -----------------------------
                                               Notary Public
                                               Cook County, Illinois
                                               My commission expires:
                                                                     -------
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STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

          The foregoing Copyright Security Agreement was acknowledged before me this ___ day of February, 1998, by __________________, a ____________ of The
First National Bank of Chicago, a national banking association, on behalf of such association.





                                               -----------------------------
                                               Notary Public
                                               Cook County, Illinois
                                               My commission expires:
                                                                     ----------